 T-REX 2X Inverse Ether Daily Target ETF (ETQ)

(the “Fund”)

A series of

World Funds Trust

Supplement dated October 14, 2025

to the Prospectus

dated April 30, 2025

as supplemented from time to time

The Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Inverse Ether Daily Target ETF at a proposed split ratio of 1:20. Shareholders will receive 1 share for every 20 shares held. The Creation Unit size for the Fund will remain at 10,000 shares per unit.

The record date for the reverse stock split will be October 27, 2025, and the reverse stock split will be effectuated after the close of trading on October 28, 2025. Shares of the Funds will begin trading on a split-adjusted basis on October 29, 2025.

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For more information regarding this supplement please call 1-833-759-6110.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.